As filed with the Securities and Exchange Commission on May 19, 2003


                                                              File Nos. 33-11716
                                                                        811-5018

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 35


                                       AND


                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                AMENDMENT NO. 34



                         SMITH BARNEY INVESTMENT SERIES*

               (Exact Name of Registrant as Specified in Charter)

                   125 BROAD STREET, NEW YORK, NEW YORK 10004
                    (Address of Principal Executive Offices)

                                  800-451-2010
              (Registrant's Telephone Number, Including Area Code)

                                ROBERT I. FRENKEL
                         SMITH BARNEY INVESTMENT SERIES
                       300 FIRST STAMFORD PLACE, 4TH FLOOR
                           STAMFORD, CONNECTICUT 06902
                     (Name and Address of Agent for Service)

                                    COPY TO:
                                 ROGER P. JOSEPH
                    BINGHAM MCCUTCHEN LLP, 150 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110



It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485.

---------------
*This filing relates solely to SB Growth and Income Fund (formerly Smith Barney
 Growth and Income Fund), a series of the Registrant, with respect to the Salomon Brothers classes of the Fund.

                                    [GRAPHIC]




MAY 19, 2003


PROSPECTUS
AND
APPLICATION

[LOGO]




SB Growth and Income Fund
--------------------------------------------------------------------------------




[_] Salomon Brothers Classes of Shares

The Securities and Exchange Commission has not approved or disapproved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

 CONTENTS


            Fund goal, strategies and risks.....................  2
            More on the fund's investments......................  5
            Management..........................................  7
            Choosing a class of shares to buy...................  8
            Buying shares and exchanging shares................. 13
            Redeeming shares.................................... 14
            Other things to know about share transactions....... 16
            Dividends, distributions and taxes.................. 18
            Financial highlights................................ 19


                            About mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.



                         SB Growth and Income Fund -         1

 FUND GOAL, STRATEGIES AND RISKS




 Investment    The fund seeks reasonable growth and income.
 objectives
-----------------------------------------------------------------------------------------------------
 Principal     The fund invests in a portfolio consisting principally of equity securities, including
 investment    convertible securities, that provide dividend or interest income. However, it may
 strategies    also invest in non-income producing investments for potential appreciation in value. The fund emphasizes U.S. stocks with large market capitalizations. The fund's convertible securities may be of any credit quality and may include below investment grade securities (commonly known as "junk bonds").
-----------------------------------------------------------------------------------------------------
 How the       The manager emphasizes individual security selection while spreading the fund's
 manager       investments among industries and sectors for broad market exposure. The manager
 selects the   seeks to construct an investment portfolio whose weighted average market
 fund's        capitalization is similar to the S&P 500 Index. The manager uses fundamental
 investments   analysis to identify high-quality companies and then considers whether the stocks are relatively over- or under-valued. The manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company's competitive position. The manager favors companies with above-average dividend yields.
-----------------------------------------------------------------------------------------------------
 Principal     Investors could lose money on their investment in the fund, or the fund may not
 risks of      perform as well as other investments, if:
 investing in
 the fund      . Stock prices decline generally
               . Large capitalization companies fall out of favor with investors
               . Companies in which the fund invests suffer unexpected losses or lower than expected earnings
               . The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect
               . The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

               The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.
-----------------------------------------------------------------------------------------------------
 Who may       The fund may be an appropriate investment if you:
 want to
 invest        . Are seeking to participate in the long-term growth potential of the U.S. stock market
               . Are willing to accept the risks of the stock market




                         SB Growth and Income Fund -         2

 Performance                                                                                       Total Return for Smith
 This bar chart                                    [CHART]                                         Barney Class 1 Shares*
 indicates the risks                                                                               * Performance for
 of investing in the                                                                               Salomon Brothers Class
 fund by showing       1993   1994   1995   1996   1997    1998    1999    2000     2001    2002   A, B, 2, O and Y shares is
 changes in the        -----  -----  -----  -----  -----   -----   -----  -----    -----    -----  not provided because these
 performance of the    9.40  (3.17)  36.57  17.93  24.47  19.32   16.77   (9.37)  (11.53)  (22.77) classes do not have a full
 fund's Smith Barney                                                                               calendar year of
 Class 1 shares from                                                                               performance. Although
 year to year. Past                                                                                Smith Barney Class 1
 performance, before                                                                               shares are not offered in
 and after taxes,                                                                                  this Prospectus, they are
 does not necessarily                                                                              invested in the same
 indicate how the                                                                                  portfolio of securities as
 fund will perform in                                                                              the Salomon Brothers
 the future. This bar                                                                              Classes of shares. Smith
 chart shows the                                                                                   Barney Class 1 shares'
 performance of the                                                                                annual returns will differ
 fund's Smith Barney                                                                               from the returns earned
 Class 1 shares (the                                                                               by the classes of shares
 fund's oldest class                                                                               offered in this Prospectus
 of shares) for each                                                                               to the extent that the
 full calendar year                                                                                classes have different fees
 since the fund's                                                                                  and expenses. The returns
 inception. The chart                                                                              shown have not been
 does not reflect                                                                                  restated to reflect these
 sales charges, which                                                                              different fees and expenses
 would reduce your                                                                                 or the imposition of the
 return.                                                                                           sales load applicable to the
 Highest and lowest                                                                                Salomon Brothers Class
 quarterly returns                                                                                 A, B, 2, O and Y shares.
 (for periods shown
 in the bar chart):
 Highest: 19.51% in
 4th quarter 1998;
 Lowest: (18.28)% in
 3rd quarter 2002.
-------------------------------------------------------------------------------------------------------------------------------


 Performance table
 This table assumes the maximum sales charge applicable to the class, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

 Average Annual Total Returns for Smith Barney Class 1 Shares* (Calendar
 Years Ended December 31, 2002)
                                                       1 year  5 years  10 years
 Smith Barney Class 1
    Return before taxes                               (29.34)%  (4.62)%   5.30%
    Return after taxes on distributions               (29.45)%  (5.93)%   2.75%
    Return after taxes on distributions and sale      (18.01)%  (3.40)%   3.86%
    of fund shares
    S&P 500 Index+                                    (22.09)%  (0.58)%  11.96%

+ Index performance reflects no deductions for fees, expenses or taxes. It is not possible to invest directly in the Index.
* Performance for Salomon Brothers Class A, B, 2, O and Y shares is not provided because these classes do not have a full calendar year of performance. Although Smith Barney Class 1 shares are not offered in this Prospectus, they are invested in the same portfolio of securities as the Salomon Brothers Classes of shares. Smith Barney Class 1 shares' annual returns will differ from the returns earned by the classes of shares offered in this Prospectus to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Salomon Brothers Class A, B, 2, O and Y shares.


Comparative performance

This table compares the before- and after-tax average annual total return of the fund's Smith Barney Class 1 shares for the periods shown with that of the S&P 500 Index, a market-value weighted index comprised of 500 widely held common stocks. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Smith Barney Class 1 shares only and the after-tax returns for Salomon Brothers classes will vary. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.




                         SB Growth and Income Fund -         3

 Fee table


                                                 Salomon Brothers             Fees and Expenses
 Shareholder fees (paid directly      --------------------------------------- This table sets forth the
 from your investment)                Class A Class B Class 2 Class O Class Y fees and expenses you
 Maximum sales charge on purchases    5.75%*    None   1.00%    None    None
 Maximum deferred sales charge on
 redemptions                            None   5.00%   1.00%    None    None
 Annual fund operating expenses
 (paid by the fund as a % of net
 assets)
   Management fees                     0.64%   0.64%   0.64%   0.64%   0.64%
   Distribution and service
   (12b-1) fees                        0.25%   1.00%   1.00%    None    None
   Other expenses**                    0.25%   0.25%   0.25%   0.25%   0.25%
   Total annual fund operating
   expenses                            1.14%   1.89%   1.89%   0.89%   0.89%
* If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
** Other expenses are based on estimated amounts for the current fiscal year.
------------------------------------------------------------------------------

 Example

 Number of years you own your                                                     This example helps you
 Salomon Brothers shares               1 Year    3 Years    5 Years    10 Years   compare the costs of
 Your cost would be
 Class A                                $685      $916      $1,167      $1,881
 Class B (redemption at end of
 period)                                $692      $894      $1,121      $1,924
 Class B (no redemption)                $192      $594      $1,021      $1,924
 Class 2 (redemption at end of
 period)                                $390      $688      $1,111      $2,289
 Class 2 (no redemption)                $290      $688      $1,111      $2,289
 Class O                                $ 91      $284      $  493      $1,096
 Class Y                                $ 91      $284      $  493      $1,096
 The example assumes: . You invest $10,000 in the fund for the period shown
                . Your investment has a 5% return each year
                . You reinvest all distributions and dividends
                  without a sales charge
                . The fund's operating expenses (before fee
                  waivers and/or expense reimbursements, if any)
                  remain the same
                . You redeem your shares at the end of the period
                  (unless otherwise indicated)






         SB Growth and Income Fund -         4

 MORE ON THE FUND'S INVESTMENTS


The fund's investment objective and its principal investment strategies and risks are described under
"Fund Goal, Strategies and Risks."

This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. More information about the fund's investments and portfolio management techniques and the associated risks is included in the statement of additional information (SAI).

Compliance with any policy or limitation for the fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.
------------------------------------------------------------------------------------------------------
 Equity securities      Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities.
------------------------------------------------------------------------------------------------------
 Foreign investments    The fund may invest up to 20% of its assets in foreign securities directly or in the form of depositary receipts representing an interest in those securities. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. In addition, there is a possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S.
                        dollars from its investment in foreign securities. On January 1, 2002, the countries participating in the European Economic and Monetary Union
                        (EMU) adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.




         SB Growth and Income Fund -         5

 Derivatives and hedging  The fund may, but need not, use derivative contracts, such as futures
 techniques               and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                          . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                          . As a substitute for buying or selling securities
                          . As a cash flow management technique
                          . To enhance return

                          A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can
                          disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings.

                          The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
-------------------------------------------------------------------------------------------------------
 Short sales              The fund may engage in short sales. Losses from short sales may be unlimited.
-------------------------------------------------------------------------------------------------------
 Defensive investing      The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-
                          term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
-------------------------------------------------------------------------------------------------------
 Special restrictions     The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.




         SB Growth and Income Fund -         6

 MANAGEMENT


 Manager         The fund's investment manager is Smith Barney Fund Management LLC
                 ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees the fund's investment operations. The manager and CGM are subsidiaries of
                 Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--
                 and use diverse channels to make them available to consumer and corporate customers around the world.

                 Michael Kagan, investment officer of the manager and managing director of CGM, has been responsible for the day-to-day management of the fund's portfolio since August 14, 2000. Mr. Kagan has been with the manager since 1994 and has more than 19 years of securities business experience.
-------------------------------------------------------------------------------------------
 Management fee  For its services, the manager received a fee during the fund's last fiscal year equal on an annual basis to 0.64% of the fund's average daily net assets.







         SB Growth and Income Fund -         7

 CHOOSING A CLASS OF SHARES TO BUY


 Share classes  You can choose among four classes of shares: Salomon Brothers Class A, B, 2 or Y. If you already own Salomon Brothers Class O shares of another fund, you may also be eligible to purchase Class O shares of this fund. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs.
                When choosing which class of shares to buy, you should consider:

                . How much you plan to invest.
                . How long you expect to own the shares.
                . The expenses paid by each class.
                . Whether you qualify for any reduction or waiver of sales charges.
----------------------------------------------------------------------------------------------------
 Investment     Minimum initial investment amounts vary depending on the nature of your
 minimums       investment account.




                                                        Initial Investment        Additional
                                                                                  Investments

                                                       Salomon     Salomon     Salomon   Salomon
                                                       Brothers    Brothers    Brothers  Brothers
                                                      Classes A,   Class Y    Classes A, Class Y
                                                       B, 2, O                 B, 2, O
General                                                  $250    $2.5 Million    $50      $1,000
Individual Retirement Accounts, Self Employed            $50     $2.5 Million    $50      $1,000
Retirement Plans, Uniform Gifts or Transfers to Minor
Accounts
Qualified Retirement Plans                               $50     $2.5 Million    $50      $1,000
Monthly Systematic Investment Plans                      $25         n/a         $25       n/a
Pre-authorized Check Plan                                $25         n/a         $25       n/a



 Qualified Retirement Plans are qualified plans under Section 403(b)(7) or Section 401(a) of the Internal Revenue
 Code, including 401(k) plans.
-------------------------------------------------------------------------------------------------------------------
 Comparing             Your Financial Consultant can help you decide which class meets your goals. Your
 classes               Financial Consultant may receive different compensation depending upon which class you choose.
-------------------------------------------------------------------------------------------------------------------
 Distribution          The fund has adopted Rule 12b-1 distribution plans for its Salomon Brothers Class
 plans                 A, B and 2 shares. Under each plan, the fund pays distribution and/or service fees.
                       These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

                       In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources.
                       The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.




         SB Growth and Income Fund -         8

 COMPARING THE FUND'S SALOMON BROTHERS CLASSES


                      Class A           Class B            Class 2           Class O           Class Y
Key features     .Initial sales    .No initial sales  .Initial sales    .Only available   .No initial or
                  charge            charge             charge is lower   to existing       deferred sales
                 .You may          .Deferred sales     than Class A      Class O           charge
                  qualify for       charge declines   .Deferred sales    shareholders of  .Must invest at
                  reduction or      over time          charge for only   a Salomon         least $2.5
                  waiver of        .Converts to        1 year            Brothers fund     million
                  initial sales     Class A after 7   .Higher annual    .No initial or    .Lower
                  charge            years              expenses than     deferred sales    expenses than
                 .Generally        .Higher annual      Class A           charge            the other
                  lower annual      expenses than     .Does not         .Lower annual      classes
                  expenses than     Class A            convert to        expenses than
                  Class B and                          Class A shares    Class A, B
                  Class 2                                                and 2
Initial sales    .Up to 5.75%;     .None              .1.00%            .None             .None
charge            reduced or
                  waived for
                  large purchases
                  and certain
                  investors. No
                  charge for
                  purchases of
                  $1 million or
                  more
Deferred sales   .1.00% on         .Up to 5.00%       .1.00% if you     .None             .None
charge            purchases of      charged when       redeem within
                  $1 million or     you redeem         1 year of
                  more if you       shares. The        purchase
                  redeem within     charge is
                  1 year of         reduced over
                  purchase          time and there
                                    is no deferred
                                    sales charge
                                    after 6 years
Annual           .0.25% of         .1.00% of          .1.00% of         .None             .None
distribution and  average daily     average daily      average daily
service fees      net assets        net assets         net assets
Exchangeable     .Class A shares   .Class B shares    .Class 2 shares   .Class O shares   .Class Y shares
into              of any of the     of any of the      of any of the     of any of the     of any of the
                  Salomon           Salomon            Salomon           Salomon           Salomon
                  Brothers funds    Brothers funds     Brothers funds    Brothers funds    Brothers funds
                  and Salomon       and Salomon        and Salomon       and Salomon       and Salomon
                  Brothers Class    Brothers Class     Brothers Class    Brothers Class    Brothers Class
                  A shares of any   B shares of any    2 shares of any   O shares of any   Y shares of any
                  of the SB funds   of the SB funds    of the SB funds   of the SB funds   of the SB funds





         SB Growth and Income Fund -         9

 SALOMON BROTHERS CLASS A SHARES


Class A sales charge
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge if the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.




The table below indicates the sales charge on Class A shares of the fund.



                                                                       Broker/Dealer
                                            Sales charge  Sales charge   Commission
                                              as % of       as % of      as a % of
Amount of Investment                       offering price  net amount  offering price
Less than $50,000                              5.75%         6.10%         5.00%
$50,000 but less than $100,000                 4.50%         4.71%         4.00%
$100,000 but less than $250,000                4.00%         4.17%         3.50%
$250,000 but less than $500,000                2.75%         2.83%         2.50%
$500,000 but less than $1 million              2.25%         2.30%         2.00%
$1 million or more*                             -0-           -0-           -0-


*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. The distributor pays up to 1% of the purchase price of these sales to broker/dealers.



Qualifying for reduced Class A sales charges. There are several ways you can combine multiple purchases of Class A shares of the Salomon Brothers funds and Salomon Brothers Class A shares of the SB funds (excluding shares of Salomon Brothers Cash Management Fund or Salomon Brothers New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule.


.. Accumulation privilege--lets you add the current value of Class A shares of the fund already owned by you or your spouse and your children under the age of 21 to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

.. Group purchase--lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.


.. Letter of intent--lets you purchase Class A shares of the fund over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares (excluding Class A shares of the Salomon Brothers Cash Management Fund and Salomon Brothers New York Municipal Money Market Fund) previously purchased within a 13-month period and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.


Waivers for certain Class A investors. Class A initial sales charges are waived for certain types of investors, including:

.. Directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).
.. Employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers



                         SB Growth and Income Fund -         10

    SB Growth and Income Fund


Account Application
       Please Note: A separate application must be used to open an IRA account.
--------------------------------------------------------------------------------
1. Type of Account (Please print)
  (Account will not be opened without Taxpayer I.D. No. or Social Security No.)
[_] INDIVIDUAL
                           [_] JOINT
                                       Social Security No. or Taxpayer I.D. No.
Name
    ==========================================
Joint Registrant (if any)/1,2/
                                       Social Security No. or Taxpayer I.D. No.
Name
    ==========================================
/1/ Use only the Social Security Number or Taxpayer Identification Number of
    the first listed joint tenant.
/2/ For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------
[_] UNIFORM GIFT TO MINORS OR    [_] UNIFORM TRANSFER TO MINORS (where allowed
by law)
Name of Adult Custodian (only one permitted)
Name
    ------------------------------------------
Minor's Date of Birth
             -------------
Name of Minor (only one permitted)
                                                    Minor's Social Security No.
Name
    ==========================================
               (Account will not be opened without minor's Social Security No.)
                                          Uniform Gifts/Transfer to Minors Act.
under the
      -------------------------
              State of Residence of Minor
--------------------------------------------------------------------------------
[_] CORPORATION
                         [_] PARTNERSHIP
                                       Social Security No. or Taxpayer I.D. No.

[_] TRUST*
                         [_] OTHER
                                                           ---------------------
  (Account will not be opened without Taxpayer I.D. No. or Social Security No.) Name of Corporation, Partnership, or Other
                           -----------------------------------------------------
--------------------------------------------------------------------------------
Name(s) of Trustee(s)
               -----------------------------------------------------------------
* If a Trust, include date of trust instrument and list trustees if they are to be named in the registration.
                                              Date of the Trust Agreement
                                                                 ===============
2. Mailing Address
Street or P.O. Box
             -------------------------------------------------------------------
             -------------------------------------------------------------------
City
    --------------------------------
                                           State
                                              ----
                                                      Zip
                                                         ----------
Business Telephone
               ------
                                             Home Telephone
                                                         =======================
3. Investment Information
Method of Investment
[_] I have enclosed a check for the minimum of $250 ($50 for UGMA accounts).
[_] I have enclosed a check for the minimum of $25 and completed the Automatic
      Investment Plan information in Section 10.
[_] I purchased ____ shares of ______________ through my broker on
      ____/____/____. Confirm # __

Please make my investment in the Salomon Brothers Class designated below:

               Class A      Class B      Class 2      Class Y       Investment
              ----------------------------------------------------------------
                                                                        $
                                                                        $
                                                                        $
                                                                        $
                                                                        $
                                Total Investment Amount                 $

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
4. Reduced Sales Charge (Available for Class A Shares Only)
Method of Investment
Are you a shareholder in another Salomon Brothers Fund?     [_] Yes     [_] No
[_] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Fund accounts (excluding Class B and Class 2 Shares).

Fund
                                        Account No. or Social Security No.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Letter of Intent
[_] I agree to the Letter of Intent provisions contained in the Fund's current
    Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:

       [_] $50,000 [_] $100,000 [_] $250,000 [_] $500,000 [_] $1,000,000

--------------------------------------------------------------------------------
5. Dividend and Capital Gains Distributions
Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

Dividends
                                        Capital Gains
[_] I wish to reinvest dividends in the same Fund.
                                      [_] I wish to reinvest capital gains in
                                          the same Fund.
[_] I wish to have dividends paid in cash.
                                      [_] I wish to have capital gains paid in
                                          cash.

The Automatic Dividend Diversification Program allows an investor to have dividends and any other distributions from the Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

 [_] Please reinvest dividends and capital gains from the Fund to the _________ Fund.

Optional Features
--------------------------------------------------------------------------------
6. Automatic Withdrawal Plan

I would like to establish an Automatic Withdrawal in the amount of $______ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[_] Monthly                [_] Quarterly              [_] Startup Month/Year: ______________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

Please mail checks to:
                                        Wire transfers to:

[_] Address of Record (named in Section 2)
                                 [_] Bank of Record (named in Section 10)
Name
      --------------------------------------------------------------------------
Address
      --------------------------------------------------------------------------
City
    ----------------------------------
                                             State
                                                ----
                                                        Zip
                                                           =====================
7. Telephone Redemption Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[_] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------
8. Systematic Exchange Plan

I would like to exchange shares in my Fund account, for which no certificates have been issued, to:

$  __________   into the _______________________________ Fund, Account # __________________________________
  $25 Minimum
$  __________   into the _______________________________ Fund, Account # __________________________________
  $25 Minimum
$  __________   into the _______________________________ Fund, Account # __________________________________
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of ____________

--------------------------------------------------------------------------------
9. Telephone Exchange Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

[_] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------
10. Automatic Investment Plan

The Automatic Investment Plan, which is available to shareholders of the Fund, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Fund's transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of the Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the __ day of the month for investment:

     [_] Monthly   [_] Every alternate month [_] Other ____________________

     [_] Quarterly [_] Semiannually

No more than one investment will be processed per month.

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.


            JOHN DOE        000.......................................
            123 Main Street
            Anywhere, USA 12345

            _________________ $

            ___________________

            __________________                   __________________...


--------------------------------------------------------------------------------
11. Bank of Record

Please attach a voided check in the space provided in Section 10.

Bank Name
             -------------------------------------------------------------------
Address
             -------------------------------------------------------------------
City
                                                     State
                                                                Zip
             =========================
Bank ABA No.
             --------------
Bank Account No.
             --------------
Account Name
             -------------------------------------------------------------------
VOID

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Signature and Dealer Information
--------------------------------------------------------------------------------
12. Signature and Taxpayer Certification

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Classes of SB Growth and Income Fund in which I (we) am (are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I (we) may bear the risk of loss in the event of fraudulent use of the Privilege. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:
Under the penalty of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or; (c) the IRS has notified me that I am no longer subject to backup withholding.
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions -- You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.
[_] Exempt from Backup Withholding (i.e., exempt entity as described in
    Application Instructions)
[_] Nonresident alien [form W-8 attached]   Country of Citizenship ___________
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Authorized signature _________ Title ________________________ Date _________________________
Authorized signature _________ Title ________________________ Date _________________________

--------------------------------------------------------------------------------
13. For Dealer Use Only (Please print)

We hereby authorize Citigroup Global Markets Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Citigroup Global Markets Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer's Name
             -------------------------------------------------------------------
Main Office Address
             -------------------------------------------------------------------
Dealer Number
                             Branch #
                                                          Rep #
          ===
Representative's Name
               -----------------------------------------------------------------
Branch Address
                                               Telephone No.
          =====================
Authorized Signature of Dealer _________________________________________________
                                               Title
                                                  ------------------------------
If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Customer Service
For customer service, including account information, transfers and Fund prices, you may call
                                1-800-446-1013
            between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.

--------------------------------------------------------------------------------
Mailing Instructions

Mail your completed account application and check made OR  (for overnight and express mail delivery)
payable to SB Growth and Income Fund to:
SB Growth and Income Fund                                  SB Growth and Income Fund
c/o PFPC                                                   c/o PFPC
P.O. Box 9764                                              101 Sabin Street
Providence, RI 02940-9764                                  Pawtucket, RI 02860

                                                                         SBPROAPP 5/03

  having dealer agreements with the distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

.. Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

.. Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
.. Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
..  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
.. Non-qualified retirement plans and other third party retirement or savings programs.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI.

 SALOMON BROTHERS CLASS B SHARES

Class B deferred sales charge

The deferred sales charge decreases as the number of years since your purchase increases.

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.





You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. Broker/Dealers selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell.


                      CLASS B DEFERRED SALES CHARGE TABLE


                                                   Deferred Sales Charge As A
                                                       % of Dollar Amount
Year(s) Since Purchase Order                           Subject to Charge
1st year                                                       5%
greater than 1 year and up to 2 years                          4%
greater than 2 years and up to 4 years                         3%
greater than 4 years and up to 5 years                         2%
greater than 5 years and up to 6 years                         1%
greater than 6 years                                           0%


Calculation of Deferred Sales Charge. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge. All purchases during a month are deemed to have been made on the last day of that month for purposes of determining the deferred sales charge.

Shares are redeemed in this order:

..  Shares that represent appreciation
..  Shares representing reinvested distributions and dividends
.. Other shares that are not subject to the deferred sales charge .. Class B shares held longest

Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

Deferred sales charge waivers. The deferred sales charge for each share class will generally be waived in connection with:

..  Redemptions made following the death or disability (as defined in the
   Internal Revenue Code) of a shareholder.
.. Redemptions effected pursuant to the fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.



                         SB Growth and Income Fund -         11

..  A tax-free return of an excess contribution to any retirement plan.
..  Exchanges.
.. Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see automatic withdrawal plan in the SAI).
.. Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.

.. Redemption proceeds from Salomon Brothers funds and Salomon Brothers classes of any SB fund that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).

..  Certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans.
.. Redemption of shares by participants in certain "wrap-fee" or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.


Class B conversion. After seven years, Class B shares automatically convert into Class A shares as set forth in the chart below. This helps you because Class A shares generally have lower annual expenses. Your Class B shares will convert to Class A shares as follows:




   Shares issued at initial   Shares issued on         Shares issued upon
   purchase                   reinvestment of          exchange from another
                              distributions and        fund
                              dividends
   Seven years after the date In same proportion that  On the date the shares
   of purchase (for purposes  the number of Class B    originally acquired would
   of calculating the date of shares converting is to have converted into Class conversion, all purchases total Class B shares you A shares
   are deemed made on the     own
   last business day of the
   month)



Money Market Funds. If you exchange shares from the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

 SALOMON BROTHERS CLASS 2 SHARES


You buy Class 2 shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class 2 shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you exchange shares from the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge. Broker/Dealers selling Class 2 shares receive a commission of up to 2.00% of the purchase price of the Class 2 shares they sell.


 SALOMON BROTHERS CLASS O SHARES


Class O shares of the fund are available for purchase only if you own Class O shares of any Salomon Brothers fund. There are no initial or deferred sales charges on these shares.


 SALOMON BROTHERS CLASS Y SHARES


You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement. The initial investment minimum may be waived for certain omnibus positions or group savings or retirement plans.




         SB Growth and Income Fund -         12

 BUYING SHARES AND EXCHANGING SHARES


 Buying shares    . Salomon Brothers Class A, B, 2 and Y shares of the fund may be initially
 by mail            purchased through PFPC Global Fund Services, Inc. ("PFPC" or the "transfer agent") by completing an Account Application and forwarding it to the transfer
 You may make       agent. Shares may also be purchased from selected dealers in accordance with
 subsequent         procedures established by the dealer.
 purchases by     . Subsequent investments may be made by mailing a check to the transfer agent,
 mail or, if you    along with the detachable stub from your Statement of Account (or a letter
 elect, by wire     providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. No redemptions are allowed until the proceeds from the check clear.
                  . Write the transfer agent at the following address:
                                  SB Growth and Income Fund
                                  c/o PFPC
                                  P.O. Box 9764
                                  Providence, RI 02940-9764
------------------------------------------------------------------------------------------------------
 Buying shares    Subsequent investments may also be made by wiring funds to the transfer agent.
 by wire          Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:
                                  Boston Safe Deposit and Trust Company
                                  Boston, MA
                                  ABA No. 011-001-234
                                  Account #142743
                                  Attn: SB Growth and Income Fund
                                  Name of Account:
                                  Account # (as assigned):
                  To ensure prompt credit to their accounts, investors or their dealers should call
                  (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.
------------------------------------------------------------------------------------------------------




                                                 Purchase is Effective
Payment wired in federal If order and federal funds or check is funds or check received  received by its agent before 4:00 p.m., On that day
                         Eastern time:
                         If order and federal funds or check is
                         received by its agent after 4:00 p.m.,  On the business day following
                         Eastern time:                           receipt


--------------------------------------------------------------------------------

 Automatic   You may authorize the transfer agent to automatically transfer funds on a periodic investment  basis (monthly, alternative months, quarterly) from a regular bank account or other
 plan        financial institution to buy shares of the fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

             . Amounts transferred must be at least $25 per transfer.
             . If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

             For more information, contact your Financial Consultant.




         SB Growth and Income Fund -         13

 Exchange    You may exchange shares of the fund for shares of the same class of other Salomon
 privilege   Brothers funds or Salomon Brothers classes of other SB funds.

             . The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
             . Shares are eligible for exchange commencing 30 days after purchase.
             . Generally, your Salomon Brothers Class A shares will not be subject to an initial sales charge at the time of the exchange.
             . If you exchange Class B shares of a Salomon Brothers fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange, but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charge and conversion period excludes the time the shares were held in Salomon Brothers
               Cash Management Fund or Salomon Brothers New York Municipal Money
               Market Fund.
             . Generally, if you exchange Class 2 shares of a Salomon Brothers fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange, but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charges exclude the time the shares were held in the Salomon Brothers Cash
               Management Fund and the Salomon Brothers New York Municipal Money
               Market Fund.
             . You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.
--------------------------------------------------------------------------------------------------
 Systematic  You may request that shares of any class of the fund be exchanged monthly for
 Exchange    shares of the same class of any other Salomon Brothers fund or Salomon Brothers classes of other SB funds. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in the Systematic Investing
             Application.
--------------------------------------------------------------------------------------------------


 REDEEMING SHARES


You may redeem some or all of your shares by sending your redemption request   Redemptions by
in proper form to:                                                             mail
                                                                               Generally, a properly
           PFPC Global Fund Services, Inc.                                     completed Redemption
           c/o SB Growth and Income Fund                                       Form with any required
           P.O. Box 9764                                                       signature guarantee is all
           Providence, RI 02940-9764                                           that is required for a
                                                                               redemption. In some
The written request for redemption must be in good order. This means that you  cases, however, other have provided the following information in order to be processed. Your request documents may be
will not be processed without this information.                                necessary.

.. Name of the fund
.. Account number
.. Dollar amount or number of shares to redeem
.. Signature of each owner exactly as account is registered
.. Other documentation required by the transfer agent




         SB Growth and Income Fund -         14

To be in good order, your request must include a signature guarantee if:

.. The proceeds of the redemption exceed $50,000
.. The proceeds are not paid to the record owner(s) at the record address
.. The shareholder(s) had an address change in the past 45 days
.. The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.
-----------------------------------------------------------------------------------------------------------------
You may redeem shares by fax only if a signature guarantee or other                   Redemptions by
documentary evidence is not required. Redemption requests should be properly          fax
signed by all owners of the account and faxed to the transfer agent at (508) 871-
9503. If fax redemptions are not available for any reason, you may use the fund's redemption by mail procedure described above.
-----------------------------------------------------------------------------------------------------------------
In all cases, your redemption price is the net asset value next determined after      Redemption
your request is received in good order. Redemption proceeds normally will be          payments
sent within seven days. However, if you recently purchased your shares by
check, you may not redeem until your original check clears, which may take up         Any request that your
to 15 days. Your redemption proceeds can be sent by check to your address of          redemption proceeds be
record or by wire transfer to a bank account designated on your application.          sent to a destination other
                                                                                      than your bank account
                                                                                      or address of record must
                                                                                      be in writing and must
                                                                                      include signature
                                                                                      guarantees
-----------------------------------------------------------------------------------------------------------------
You may transmit your redemption request to selected dealers with which the           Redemptions
distributor has entered into sales agreements for the purchase of shares of the       through selected
fund. Redemption orders received by these dealers before the New York Stock           dealers
Exchange closes and which are transmitted to the transfer agent prior to the close of its business day are effective that day. It is the responsibility of the dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your order.
-----------------------------------------------------------------------------------------------------------------
You may redeem shares by wire in amounts of $500 or more if redemption by             Redemptions by
wire has been elected on your Account Application. A signature guarantee is not       wire
required on this type of redemption request. To elect this service after opening your account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

.. Telephone the redemption request to the transfer agent at (800) 446-1013
.. Mail the request to the transfer agent at the address listed above

Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Account Application. If you wish to wire redemptions to a different account, we must receive written instructions from you with a written guarantee. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.




         SB Growth and Income Fund -         15

You may redeem shares by telephone unless you have elected not to participate    Redemptions by
in telephone redemptions on your Account Application, and the proceeds must      telephone
be mailed to your address of record. In addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form. Telephone redemption requests may be made by calling the transfer agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m., Eastern time, on any day the
New York Stock Exchange is open. If telephone redemptions are not available for any reason, you may use the fund's regular redemption procedure described above.

You can arrange for the automatic redemption of a portion of your shares on a    Automatic cash
monthly or quarterly basis. To qualify, you must own shares of the fund with a   withdrawal plan
value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals, and each automatic redemption must be at least $25 if made monthly.
------------------------------------------------------------------------------------------------


 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS


Small account      If your account falls below $500 ($250 in the case of an IRA or self-employed
balances           retirement plan) due to redemption of fund shares, the fund may ask you to bring
mandatory          your account up to the minimum requirement. If your account is still below $500
redemptions        after 30 days, the fund may close your account and send you the redemption proceeds.

                   The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

                   For more information, contact your Financial Consultant or the transfer agent or consult the SAI.
-----------------------------------------------------------------------------------------------------------
Excessive exchange The manager may determine that a pattern of frequent exchanges is detrimental to
transactions       the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.
-----------------------------------------------------------------------------------------------------------
Shareholder        The fund does not issue share certificates unless a written request signed by all
certificates       registered owners is made to the transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.
-----------------------------------------------------------------------------------------------------------




Share price You may buy, exchange or redeem fund shares at the net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

            The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board.
            The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value to price securities may value those securities higher or lower than another





                         SB Growth and Income Fund -         16

            fund using market quotations or its own fair value procedures to price the same securities.

            International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

            In order to buy, redeem or exchange shares at that day's price, your order must be placed with the transfer agent before the New York Stock Exchange closes. If the
            Exchange closes early, you must place your order prior to the actual closing time.
            Otherwise, you will receive the next business day's price. Orders to exchange fund shares for shares of a Salomon Brothers money market fund must be received by
            12:00 p.m., Eastern time.

            Members of the fund's selling group must transmit all orders to buy, exchange or redeem shares to the fund's transfer agent for Salomon Brothers classes before the agent's close of business.

            The fund has the right to:

            . Suspend the offering of shares
            . Change or terminate shareholder programs
            . Waive or change minimum and additional investment amounts
            . Reject any purchase or exchange order
            . Change, revoke or suspend the exchange privilege
            . Suspend telephone transactions
            . Suspend or postpone redemptions of shares on any day when trading on the
              New York Stock Exchange is restricted, or as otherwise permitted by the
              Securities and Exchange Commission
----------------------------------------------------------------------------------------------
Redemptions The fund may make payment for fund shares wholly or in part by distributing
in kind     portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.






         SB Growth and Income Fund -         17

 DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and distributions




Taxes

In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.


The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.



The fund generally pays dividends quarterly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


--------------------------------------------------------------------------------

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:



Transaction                                   Federal tax status
Redemption or exchange of shares              Usually capital gain or loss; long-term only if shares
                                              owned more than one year
Distributions of net capital gain (excess of  Long-term capital gain net long-term capital gain over net short-
term capital loss)
Ordinary dividends (including                 Ordinary income
distributions of net short-term capital gain)





Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may effectively be a return of a portion of your investment.



After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are not a citizen or resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.




         SB Growth and Income Fund -         18

 FINANCIAL HIGHLIGHTS




Salomon Brothers Class A, B, O, 2 and Y Shares are newly offered. The fund has offered Smith Barney Class 1 shares since August 8, 1986. The table below shows the financial highlights for Smith Barney Class 1 shares. Smith Barney Class 1 shares and Salomon Brothers Class A, B, 0, 2 and Y shares are invested in the same portfolio of securities but have different fees and expenses.



The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years with respect to Smith Barney Class 1 shares. Certain information reflects financial results for a single Smith Barney Class 1 share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Smith Barney Class 1 shares of the fund assuming reinvestment of all dividends and distributions. The information for the fiscal years ended October 31, 2000 through October 31, 2002 was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The information for the fiscal years ended October 31, 1998 and 1999 has been audited by other independent auditors.



FOR A SMITH BARNEY CLASS 1 SHARE OF BENEFICIAL
INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED
OCTOBER 31, UNLESS OTHERWISE NOTED:             --------------------------------------------
                                                 2002(1)   2001(1)  2000(1) 1999(1)    1998
                                                -------   -------   ------- -------  -------
Net asset value, beginning of year              $ 13.08   $ 19.03   $21.36  $ 18.53  $ 20.10
Income (loss) from operations:
   Net investment income                           0.05      0.10     0.08     0.09     0.18
   Net realized and unrealized gain (loss)        (2.02)    (4.62)    1.11     3.60     1.70
----------------------------------------------- -------   -------   ------- -------  -------
Total income (loss) from operations               (1.97)    (4.52)    1.19     3.69     1.88
----------------------------------------------- -------   -------   ------- -------  -------
Less distributions from:
   Net investment income                          (0.05)    (0.06)   (0.07)   (0.08)   (0.20)
   Net realized gains                                --     (1.37)   (3.45)   (0.78)   (3.25)
   Capital                                        (0.01)       --       --       --       --
----------------------------------------------- -------   -------   ------- -------  -------
Total distributions                               (0.06)    (1.43)   (3.52)   (0.86)   (3.45)
----------------------------------------------- -------   -------   ------- -------  -------
Net asset value, end of year                    $ 11.05   $ 13.08   $19.03  $ 21.36  $ 18.53
Total return                                     (15.13)%  (25.18)%  5.39%   20.27%   10.90%
Net assets, end of year (millions)              $   494   $   678   $1,017  $ 1,122  $ 1,079
Ratios to average net assets:
   Expenses                                       0.99%     0.73%    0.85%    0.84%    0.83%
   Net investment income                           0.38      0.62     0.43     0.43     0.90
Portfolio turnover rate                             44%       69%      63%      53%      34%

                 --------------------------------------------
(1) Per share amounts calculated using the monthly average shares method.





         SB Growth and Income Fund -         19

ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS
Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal period.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus. The fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION
You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the fund at 125 Broad Street, New York, New York 10004 or calling your Financial Consultant.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-212-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

(Investment Company Act file no. 811-05018)

125 Broad Street
New York, New York 10004


SBPRO  05/03  SAM0436 05/03


1-800-SALOMON
WWW.SBAM.COM

                                 May 19, 2003


                      STATEMENT OF ADDITIONAL INFORMATION




                           SB GROWTH AND INCOME FUND



                      Salomon Brothers Classes of Shares


                               125 Broad Street
                           New York, New York 10004

                                (800) 446-1013



   This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus dated May 19, 2003, as amended or supplemented from time to time, for the Salomon Brothers Class A, B, 2, O and Y shares of SB Growth and Income Fund (the "Fund"), and should be read in conjunction with the Prospectus. Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Prospectus may be obtained from your Financial Consultant or by writing or calling the Fund at the address or telephone number set forth above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference in its entirety into the Prospectus. The Fund is a series of Smith Barney Investment Series (the "Company").


                                   CONTENTS



Management of the Fund....................................................   2
Investment Objectives and Management Policies.............................  11
Risk Factors..............................................................  23
Investment Restrictions...................................................  27
Portfolio Transactions....................................................  28
Portfolio Turnover........................................................  30
Additional Purchase Information...........................................  30
Additional Redemption Information.........................................  32
Shareholder Services......................................................  33
Distributor...............................................................  35
Determination of Net Asset Value..........................................  37
Performance Data..........................................................  38
Distributions and Federal Taxes...........................................  40
Additional Information About the Fund.....................................  44
Financial Statements......................................................  46
Appendix.................................................................. A-1


   This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

                            MANAGEMENT OF THE FUND



   The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are as follows:



            Name                                        Service
            ----                                        -------
            Citigroup Global Markets Inc.            Distributor
            ("Citigroup Global Markets" or "CGM")

            Smith Barney Fund Management LLC         Manager
            (the "manager")

            State Street Bank and Trust Company      Custodian

            PFPC Global Fund Services
            ("PFPC" or "Transfer Agent")             Transfer Agent



  Trustees and Officers of the Fund



   The business affairs of the Fund are managed by or under the direction of the Board of Trustees.



   The Trustees and officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other directorships held are set forth below. The address of each Trustee and officer is 125 Broad Street, New York, New York 10004. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.


   An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Trustee and officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.


                                                                                              Number of
                                                                                              Investment
                                                                                              Companies
                                                                                              Associated
                                                                                                 with
                       Position Held and                                                      Citigroup
                        Length of Time            Principal Occupation During Past 5           Overseen
Name and Age                Served                Years and Other Directorships Held          by Trustee
------------           ----------------- ---------------------------------------------------- ----------
Interested Trustee
R. Jay Gerken*; 52       Chairman of     Managing Director, CGM (since 1996).                    229
                         the Board and
                         Trustee since
                         2002

Disinterested Trustees
Elliott J. Berv; 60      Trustee since   President and Chief Operations Officer, Landmark         37
                         2001            City (Real Estate Development) (since 2002); Board
                                         Member, American Identity Corp. (doing business as
                                         Morpheus Technologies) (biometric information
                                         management) (since 2002; consultant since 1999);
                                         Director, Lapoint Industries (industrial filter
                                         company) (since 2002); Executive Vice President
                                         and Chief Operations Officer, DigiGym Systems (on-
                                         line personal training systems) (since 2001); Chief
                                         Executive Officer, President, Catalyst (Consulting)
                                         (since 1991); Director, Alzheimer's Association
                                         (New England Chapter) (since 1998) Chief Executive
                                         Officer, Rocket City Enterprises (internet concierge
                                         services) (from 2000 to 2001).

                                                                                                 Number of
                                                                                                 Investment
                                                                                                 Companies
                                                                                                 Associated
                                                                                                    with
                          Position Held and                                                      Citigroup
                           Length of Time            Principal Occupation During Past 5           Overseen
Name and Age                   Served                Years and Other Directorships Held          by Trustee
------------              ----------------- ---------------------------------------------------- ----------
Donald M. Carlton; 65       Trustee since   Director, American Electric Power (electric utility)     32
                            1997            (since 1999); Director, Valero Energy (petroleum
                                            refining) (since 1999); Consultant, URS
                                            Corporation (engineering) (since 1999); Director,
                                            National Instruments Corp. (technology) (since
                                            1994); former Chief Executive Officer, Radian
                                            International L.L.C. (engineering) (1996--1998);
                                            Member of the Management Committee, Signature
                                            Science (research and development) (since 2000).

A. Benton Cocanougher; 64   Trustee since   Special Advisor to the President, Texas A&M              32
                            1991            University (since August 2002); Dean Emeritus and
                                            Wiley Professor, Texas A&M University
                                            (since 2001); former Dean and Professor of
                                            Marketing, College and Graduate School of Business
                                            of Texas A&M University (1987--2001); former
                                            Director, Randall's Food Markets, Inc. (1990--
                                            1999); former Director, First American Bank and
                                            First American Savings Bank (1994--1999).

Mark T. Finn; 59            Trustee since   Adjunct Professor, William & Mary College                37
                            2001            (since September 2002); Principal/Member, Balvan
                                            Partners/Balfour Vantage--Manager and General
                                            Partner to the Vantage Hedge Fund, LP (since
                                            March 2002); Chairman and Owner, Vantage
                                            Consulting Group, Inc., (investment advisory and
                                            consulting firm) (since 1988); former Vice
                                            Chairman and Chief Operating Officer, Lindner
                                            Asset Management Company (mutual fund
                                            company) (1999--2001); former President and
                                            Director, Delta Financial, Inc. (investment advisory
                                            firm) (1983--1999); former General Partner and
                                            Shareholder, Greenwich Ventures LLC (investment
                                            partnership) (1996--2001); former President,
                                            Secretary, and Owner, Phoenix Trading Co.
                                            (commodity trading advisory firm) (1997--2000).

                                                                                                    Number of
                                                                                                    Investment
                                                                                                    Companies
                                                                                                    Associated
                                                                                                       with
                           Position Held and                                                        Citigroup
                            Length of Time             Principal Occupation During Past 5            Overseen
Name and Age                    Served                 Years and Other Directorships Held           by Trustee
------------               ----------------- ------------------------------------------------------ ----------

Stephen Randolph Gross; 55   Trustee since   Partner, Capital Investment Advisory Partners              32
                             1986            (consulting) (since 2000); Director, United Telesis,
                                             Inc. (telecommunications) (since 1997); Managing
                                             Director, Fountainhead Ventures, L.L.C. (consulting)
                                             (since 1998); Director, ebank.com, Inc. (since 1997);
                                             Director, Andersen Calhoun (assisted living) (since
                                             1987); Secretary, Carint N.A. (manufacturing) (since
                                             1988); former Treasurer, Hank Aaron Enterprises (fast
                                             food franchise) (1985--2001); Chairman, Gross,
                                             Collins & Cress, P.C. (accounting firm) (since 1980);
                                             Treasurer, Coventry Limited, Inc. (since 1985); former
                                             Director, Charter Bank, Inc. (1987--1997); former
                                             Director, Yu Save, Inc. (internet company)
                                             (1998--2000); former Director, Hotpalm.com, Inc.
                                             (wireless applications) (1998--2000); former
                                             Director, Ikon Ventures, Inc. (1997--1998).

Diana R. Harrington; 63      Trustee since   Professor, Babson College (since 1992); former             37
                             2001            Trustee, The Highland Family of Funds (investment
                                             company) (1997--1998).

Susan B. Kerley; 51          Trustee since   Consultant, Strategic Management Advisors, LLC/            37
                             2001            Global Research Associates, Inc. (investment
                                             consulting) (since 1990); Director, Eclipse Funds
                                             (currently supervises 17 investment companies in
                                             fund complex) (since 1990).

Alan G. Merten; 61           Trustee since   President, George Mason University (since 1996);           32
                             1990            Director, Comshare, Inc. (information technology)
                                             (since 1985); Director, BTG (information
                                             technology) (since 1996); former Director, Indus
                                             (information technology) (1995--1999).

C. Oscar Morong, Jr.; 68     Trustee since   Managing Director, Morong Capital Management               37
                             2001            (since 1993); former Director, Indonesia Fund
                                             (closed end fund) (1990--1999); Trustee, Morgan
                                             Stanley Institutional Fund (currently supervises 75
                                             investment companies) (since 1993).

R. Richardson Pettit; 60     Trustee since   Professor of Finance, University of Houston                32
                             1990            (1977--2002); Independent Consultant (since 1984).

                                                                                                Number of
                                                                                                Investment
                                                                                                Companies
                                                                                                Associated
                                                                                                   with
                        Position Held and                                                       Citigroup
                         Length of Time            Principal Occupation During Past 5            Overseen
Name and Age                 Served                Years and Other Directorships Held           by Trustee
------------            ----------------- ----------------------------------------------------- ----------

Walter E. Robb, III; 76  Trustee since    Director, John Boyle & Co., Inc. (textiles) (since        37
                         2001             1999); President, Benchmark Consulting Group, Inc.
                                          (service company) (since 1991); Director, Harbor
                                          Sweets, Inc. (candy) (since 1990); Sole Proprietor,
                                          Robb Associates (corporate financial advisors) (since
                                          1978); Director, W.A. Wilde Co. (direct mail) (since
                                          1982); Director, Alpha Granger Manufacturing, Inc.
                                          (electronics) (since 1983); Co-Owner, Kedron Design
                                          (gifts) (since 1978); former Trustee, MFS Family of
                                          Funds (investment company) (1985--2001); former
                                          President and Treasurer, Benchmark Advisors, Inc.
                                          (corporate financial advisors) (1989--2000); Harvard
                                          Club of Boston (audit committee) (since 2001).

Officers

R. Jay Gerken*; 52       Chairman,        Managing Director, CGM (since 1996).                     N/A
                         President and
                         Chief
                         Executive
                         Officer since
                         2002

Lewis E. Daidone*; 45    Chief            Managing Director, CGM (since 1990); Chief               N/A
                         Administrative   Financial Officer, Smith Barney Mutual Funds;
                         Officer and      Director and Senior Vice President, Smith Barney
                         Senior Vice      Fund Management LLC and Travelers Investment
                         President since  Adviser.
                         2000

Alan Blake*; 53          Vice President   Managing Director, CGM.                                  N/A
                         and Investment
                         Officer since
                         2001

Michael McElroy*; 37     Vice President   Citigroup Asset Management (since 2000); Director        N/A
                         and Investment   of Quantitative Research and Senior Portfolio
                         Officer since    Manager--US, International and Market-Neutral
                         2002             Accounts; Consultant; Digital Equipment
                                          Corporation; Associate, Intermarket Capital
                                          Associates Ltd.

Roger M. Lavan*; 40      Vice President   Managing Director, CGM.                                  N/A
                         since 2002

Francis L. Mustaro*; 51  Vice President   Managing Director, CGM.                                  N/A
                         since 2002

                                                                                              Number of
                                                                                              Investment
                                                                                              Companies
                                                                                              Associated
                                                                                                 with
                        Position Held and                                                     Citigroup
                         Length of Time           Principal Occupation During Past 5           Overseen
Name and Age                 Served               Years and Other Directorships Held          by Trustee
------------            ----------------- --------------------------------------------------- ----------

Michael Kagan*; 43       Vice President   Managing Director, CGM.                                N/A
                         and Investment
                         Officer since
                         2000

Lawrence Weissman*; 41   Vice President   Managing Director, CGM; former Portfolio               N/A
                         and Investment   Manager, Neuberger & Berman, LLC (1995--1997).
                         Officer since
                         1999

Timothy Woods*; 42       Vice President   Managing Director, CGM (since 1999); former            N/A
                         and Investment   Portfolio Manager, Banker's Trust.
                         Officer since
                         2001

Richard Peteka*; 41      Treasurer since  Director and Head of Internal Control for Citigroup    N/A
                         2002             Asset Management U.S. Mutual Fund Administration
                                          (1999--2002); Vice President, Head of Mutual Fund
                                          Administration and Treasurer at Oppenheimer
                                          Capital (1996--1999).

Kaprel Ozsolak*; 37      Controller       Vice President of CGM.                                 N/A
                         since 2002

Andrew Beagley*; 40      Chief Anti-      Director, CGM (since 2000); Director of Compliance,    N/A
                         Money            North America, Citigroup Asset Management (since
                         Laundering       2000); Director of Compliance, Europe, the Middle
                         Compliance       East and Africa, Citigroup Asset Management (1999--
                         Officer since    2000); Compliance Officer, Salomon Brothers Asset
                         2002             Management Limited, Smith Barney Global Capital
                                          Management Inc., Salomon Brothers Asset
                                          Management Asia Pacific Limited (1997--1999).

Marianne Motley*; 44     Assistant        Director, Mutual Fund Administration for CGM           N/A
                         Treasurer since  (since 1994).
                         2000

Robert I. Frenkel*; 48   Secretary since  Managing Director and General Counsel, Global          N/A
                         2000             Mutual Funds for Citigroup Asset Management
                                          (since 1994).

Thomas C. Mandia*; 41    Assistant        Director and Deputy General Counsel, Citigroup         N/A
                         Secretary since  Asset Management (since 1992).
                         2000

Rosemary D. Emmens*; 33  Assistant        Vice President and Associate General Counsel,          N/A
                         Secretary since  Citigroup Asset Management (since 1998); Counsel,
                         2000             The Dreyfus Corporation (from 1995 to 1998).

Harris C. Goldblat*; 33  Assistant        Vice President and Associate General Counsel,          N/A
                         Secretary since  Citigroup Asset Management (since 2000); Associate,
                         2000             Stroock & Stroock & Lavan LLP (from 1997 to 2000).

                                                                                        Number of
                                                                                        Investment
                                                                                        Companies
                                                                                        Associated
                                                                                           with
                    Position Held and                                                   Citigroup
                     Length of Time          Principal Occupation During Past 5          Overseen
Name and Age             Served              Years and Other Directorships Held         by Trustee
------------        ----------------- ------------------------------------------------- ----------

Wendy Setnicka*; 36    Assistant      Assistant Vice President, Citigroup Asset            N/A
                       Controller     Management (since 1998).
                       since 2002

Steven Frank*; 34      Assistant      Vice President, Citigroup Asset Management (since    N/A
                       Controller     2001); Assistant Vice President, Citigroup Asset
                       since 2001     Management (1996-2001).


   The business affairs of the Fund are managed by or under the direction of the Board of Trustees.



   The Board has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Fund, within the meaning of the 1940 Act. The Audit Committee met twice during the Fund's last fiscal year to review the internal and external auditing procedures of the Fund and, among other things, to consider the selection of independent certified public accountants for the Fund and to review the independence of the accountants.



   The Board also has a standing Governance Committee. All Trustees who are not "interested persons" of the Fund are members of the Governance Committee. The Governance Committee met three times during the Fund's last fiscal year. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.



   The following table shows the amount of equity securities owned by the Trustees in the Fund and in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2002:



                                                              Aggregate Dollar
                                                               Range of Equity
                                                              Securities in All
                                              Dollar Range  Investment Companies
                                                of Equity      Associated with
                                              Securities in Citigroup Overseen by
Name of Trustee                                 the Fund         the Trustee
---------------                               ------------- ---------------------
Interested Trustee
R. Jay Gerken................................ over $100,000    over $100,000
Disinterested Trustees
Elliott J. Berv..............................     None        $10,001-$50,000
Donald M. Carlton............................     None        $10,001-$50,000
A. Benton Cocanougher........................ $1-$10,000      $1-$10,000
Mark T. Finn.................................     None        $1-$10,000
Stephen Randolph Gross.......................     None              None
Diana R. Harrington..........................     None        $10,001-$50,000
Susan B. Kerley..............................     None        $1-$10,000
Alan G. Merten............................... $1-$10,000      $1-$10,000
C. Oscar Morong, Jr..........................     None        $1-$10,000
R. Richardson Pettit.........................     None        $10,000-$50,001
Walter E. Robb, III..........................     None        $50,000-$100,000

   Neither the disinterested Trustees nor their family members had any interest in the manager, Citigroup Global Markets, or any person directly or indirectly controlling, controlled by, or under common control with the manager or Citigroup Global Markets as of December 31, 2002.


   Information regarding compensation paid to the Trustees of the Company for the fiscal year ended October 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.


   Each fund in the Fund's complex pays a pro rata share of Trustee fees based upon asset size. The Fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, the Fund will reimburse the Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.


  Trustees Compensation Table

                                             Pension or
                                             Retirement       Total
                                              Benefits     Compensation
                                Aggregate   Paid as Part  from Fund and    Number of Funds
                               Compensation   of Fund      Fund Complex    in Fund Complex
Trustee                         from Fund     Expenses   Paid to Trustees Served by Trustee
-------                        ------------ ------------ ---------------- -----------------
Interested Trustees
R. Jay Gerken.................    $    0        None         $     0             227
Disinterested Trustees
Elliott J. Berv...............    $  928        None         $70,000              35
Donald M. Carlton.............    $  930        None         $70,000              30
A. Benton Cocanougher.........    $  930        None         $70,100              30
Mark T. Finn..................    $  928        None         $72,500              35
Riley C. Gilley...............     /(1)/        None         $30,000             N/A
Stephen Randolph Gross........    $  930        None         $72,500              30
Diana R. Harrington...........    $  928        None         $72,500              35
Susan B. Kerley...............    $  928        None         $72,500              35
Alan G. Merten................    $  930        None         $70,000              30
C. Oscar Morong, Jr...........    $1,184        None         $90,500              35
R. Richardson Pettit..........    $  930        None         $72,500              30
Walter E. Robb, III...........    $  928        None         $72,500              35
E. Kirby Warren...............     /(1)/        None         $37,500             N/A



--------

/(1)/ Messrs. Gilley and Warren, former Trustees of the Company, retired as of June 30, 2002. For the period September 1, 2001 to June 30, 2002, Messrs. Gilley and Warren received $30,000 and $37,500, respectively, as compensation from the fund complex.



   The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Company or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded.


   Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten year period following retirement, with the annual payment to be based upon the Trustee's compensation from the Company during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. Total aggregate retirement benefits accrued under the prior plan for the 2002 fiscal year were $117,084.



   Officers receive no compensation from the Fund although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.



   The Declaration of Trust of the Company provides that the Company will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company, unless, as to liability to the Company, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Company. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.



   As of April 30, 2003, the Trustees and officers of the Company, as a group, owned less than 1% of any class of the outstanding shares of the Fund.



   As of April 30, 2003, to the best knowledge of the Fund, no shareholder of record owned 5% or more of the outstanding shares of any of the Salomon Brothers Class A, B, 2, O or Y shares of the Fund.




Investment Manager


   Smith Barney Fund Management LLC (the "manager") manages the assets of the Fund pursuant to an investment management agreement (the "Management Agreement"). Subject to such policies as the Board of Trustees of the Company may determine, the manager manages the securities of the Fund and makes investment decisions for the Fund. In addition, the manager provides certain administrative services to the Fund under the Management Agreement.



   The manager is an indirect wholly owned subsidiary of Citigroup.



   The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the Fund to one or more subadvisers, and that the manager may render services to others.

   The manager provides the Fund with general office facilities and supervises the overall administration of the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund's independent contractors and agents; and arranging for the maintenance of books and records of the Fund. Trustees, officers and shareholders in the Fund are or may be or may become interested in the manager, as directors, officers, employees or otherwise, and directors, officers and employees of the manager are or may become similarly interested in the Fund.



   Unless otherwise terminated, the Management Agreement will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund's Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.



   The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Fund's Trustees, or by the manager, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.



   In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the Fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from broker-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of the Fund and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.



   For its services under the Management Agreement, the manager is entitled to receive fees, which are computed daily and paid monthly, at the following annual rates of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year: 0.65% up to $1 billion; 0.60% on the next $1 billion; 0.55% on the next $1 billion; 0.50% on the next $1 billion; and 0.45% on net assets thereafter. The manager may reimburse the Fund for, or waive, all or any portion of its management fees.



   For the fiscal years ended October 31, 2000, 2001 and 2002 the Fund paid $9,663,674, $9,997,622, and $8,114,883, respectively, as advisory fees.




Code of Ethics


   Pursuant to Rule 17j-1 of the 1940 Act, the Fund, the manager, and principal underwriters have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients.

All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


   A copy of the code of ethics of the Fund, the manager, and the principal underwriters is on file with the Securities and Exchange Commission ("SEC").




                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES


   The Prospectus discusses the investment objectives of the Fund and the policies it employs to achieve such objectives. The following discussion supplements the description of the Fund's investment objectives and management policies contained in the Prospectus. The selection of investments and the utilization of investment techniques depends on, among other things, the manager's investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense. The Fund may engage in these and any other practices not prohibited by its investment restrictions. Investment objectives and management policies may be changed by the Trustees without shareholder approval. For further information regarding the risks associated with these practices, see "Risk Factors" below.



   The Fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under the Act.


General




   The Fund seeks reasonable growth and income. The Fund seeks to achieve its investment objective primarily through investments in equity securities that provide dividend or interest income, including common and preferred stocks and securities convertible into common and preferred stocks.


   Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Fund may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

   The Fund may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Fund may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. Short-term investments may include repurchase agreements with banks or broker-dealers. The Fund may also invest up to 20% of its total assets in securities of foreign issuers. The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.


Equity Securities


   Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Preferred Stocks and Convertible Securities. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.


   Warrants. Warrants acquired by the Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.



   REITs. Real estate investment trusts ("REITs") are pooled investment vehicles that invest in real estate or real estate loans or interests. The Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code"). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the Fund invests in REITs.



Fixed Income Securities


   Corporate Debt Obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon securities do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.


   U.S. Government Securities. The U.S. Government securities in which the Fund may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.



   Short-Term Investments. In certain circumstances the Fund may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent the Fund is investing in short-term investments as a temporary defensive posture, the Fund's investment objective may not be achieved.



   Commercial Paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Fund therefore may only invest in a master demand note to the extent that the investment would not violate the Fund's limits on restricted and illiquid securities.

   Commercial Bank Obligations. The Fund may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.





Derivative Contracts



   Writing Covered Call Options. The Fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.


   A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the Fund as writer of a call option continues, the Fund may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.


   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund's custodian.


   The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value." The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

   Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

   Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.


   The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.



   Purchasing Put Options. The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.



   The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.



   The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.



   The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.



   Purchasing Call Options. The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into a closing sale transaction with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.


   The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction.



   Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.



   Futures Contracts. The Fund may enter into interest rate or currency Futures Contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. The Fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. The Fund may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.


   A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

   Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate and currency exchange rate fluctuations or other market factors, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

   Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.


   As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

   Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, currency exchange rates, financial indices or other instruments.


   The Fund's Futures transactions normally will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The Fund may, however, enter into Futures transactions for non-hedging purposes, subject to applicable law.



   "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins which may be 5% or less of the value of the Futures Contract being traded.



   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

   Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


   As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.


   To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.


   Regulations and related positions of the Commodity Futures Trading Commission ("CFTC") currently require that, in order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, the Fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets, or (iii) for non-hedging purposes, provided that the aggregate notional value of such non-hedging positions (as calculated pursuant to CFTC regulations and interpretations) does not exceed the liquidation value of the Fund's assets. As of the date of this Statement of Additional Information, the CFTC has proposed to eliminate the foregoing limitations as they apply to the Fund. In that case the Fund would no longer be subject to the limitations. The Fund may use Futures Contracts and options on Futures Contracts to the fullest extent permitted by applicable law.



   New options and Futures Contracts, such as single stock futures and narrow-based security indices futures, and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.







   Use of Segregated and Other Special Accounts. Use of many hedging and other strategic transactions including market index transactions by the Fund will require, among other things, that the Fund segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid securities equal to the exercise price.


   OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and Option Clearing Corporation ("OCC") issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

   In the case of a Futures Contract or an option on a Futures Contract, the Fund must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based Futures Contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

   Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a Futures Contract or forward contract, the Fund could purchase a put option on the same Futures Contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Practices


   Securities of Foreign Issuers. The Fund may invest up to 20% of its assets in securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets.



   The Fund may also purchase foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

   ADRs, EDRs and GDRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the holders. In addition, less information is available in the United States about an unsponsored depository receipt than about a sponsored depository receipt, and the financial information about a company may not be as reliable for an unsponsored depository receipt as it is for a sponsored depository receipt. The Fund may invest in depository receipts through both sponsored and unsponsored arrangements.


   With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.


   The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur expenses in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there are in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.


   A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. For more information regarding the risks of investing in securities of emerging markets, see "Risk Factors--Securities of Developing/Emerging Markets Countries" below.




   ETFs or Exchange Traded Funds. The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.

   Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the Fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.



   Illiquid and Restricted Securities. The Fund may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the restriction, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.



   Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers or domestic banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Fund's custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.



   For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

   Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.



   Short Sales. The Fund may from time to time make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales. The Fund may also enter into short sales "against the box". A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Fund does not intend to make short sales or maintain a short position if to do so would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for such sales.


   The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.


   Leverage. The Fund may borrow from banks on a secured or unsecured basis and use the proceeds to make additional investments. This speculative factor is known as "leverage." Leverage creates an opportunity for increased returns to shareholders of the Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Fund's shares and in the Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income or appreciation from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. If the securities purchased with borrowed funds lose value, the net loss of the Fund will be greater than if leverage had not been used. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund. The Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage, if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.



   Lending Portfolio Securities. Consistent with applicable regulatory requirements the Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. The Fund will not lend its portfolio securities to Citigroup Global Markets or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, cash equivalents, or U.S. government securities in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Citigroup Global Markets, and which is acting as a "finder".



   In lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to further modifications, currently provide that the following conditions must be met whenever the Fund's portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to dividends, interest or other distributions on the loaned securities, and any increase in market value;
(e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the manager the consideration to be earned from such loans would justify the risk.



   When-Issued Securities. The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond customary settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities, but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions themselves. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.


                                 RISK FACTORS


   The Prospectus discusses the risk factors associated with the investment policies and strategies employed by the Fund. The following discussion supplements the description of risk factors contained in the Prospectus.



   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.



   Equity Securities. Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Fund may be quite volatile.



   Fixed Income Securities. Investments in fixed income securities may subject the Fund to risks, including the following:


      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.


      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Fund to sustain losses on such investments. A default could impact both interest and principal payments.



      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Fund will suffer from the inability to invest in higher yield securities.



   Lower Rated and Below Investment Grade Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds, commonly referred to as "junk bonds", have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

   Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody's, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.



   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates will, to the extent the Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.



   There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. Capital gains are also subject to taxation in some foreign countries.



   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund's investments are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's net asset value per share.


   Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

   Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.


   One or more of the risks discussed above could affect adversely the economy of a developing market or the Fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that the Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.



   Many of the Fund's investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.



   Derivative Instruments. In accordance with its investment policies, the Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, Futures Contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.


   The following are the principal risks associated with derivative instruments.


      Leverage and associated price volatility: The use of certain derivatives may involve leverage for the Fund because they create an obligation, or indebtedness, to someone other than the Fund's investors and enable the Fund to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify the Fund's gain or loss from an investment in much the same way that incurring indebtedness does.


      Credit risk: Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.


      Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to the Fund's restrictions on illiquid investments.


      Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.


   Each derivative instrument purchased for the Fund's portfolio is reviewed and analyzed by the Fund's portfolio manager to assess the risk and reward of such instrument in relation to the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.


   Special Risks of Using Futures Contracts and Options on Futures
Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.


   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. The Fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where the Fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Fund assets.



   In order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.


   Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

   As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.


   In addition to the risks which apply to all option transactions, there are several special risks relating to options on Futures Contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fund will not purchase options on Futures Contracts on any exchange unless and until, in the manager's opinion, the market for such options has developed sufficiently that the risks in connection with options on Futures Contracts are not greater than the risks in connection with Futures Contracts. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.


   Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency--the Euro. On January 1, 2002, those 11 countries adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Fund.



   Portfolio Turnover. The Fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions the Fund may experience a high rate of portfolio turnover. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the Fund and may accelerate the recognition of taxable gains as well as increase the recognition of short-term, rather than long-term, capital gains if as a result securities are held for one year or less. (For further information see "Portfolio Turnover" below).


   Special Risks of Options. In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

   The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.


   Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Company and other clients advised by affiliates of Citigroup Global Markets may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Fund's shares (including through exchanges from the other funds).


   Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

                            INVESTMENT RESTRICTIONS


   The Fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.


   The Fund may not:


      (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

      (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

      (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

      (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

      (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

      (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.


      (7) purchase any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco.



   The Fund has also adopted the following nonfundamental investment restriction that may be changed by the Company's Board of Trustees at any time. Accordingly, the Fund may not:


   invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Fund's books).

   If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.


                            PORTFOLIO TRANSACTIONS



   The manager is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions. It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, the Fund may place brokerage transactions with affiliated persons of the manager. In selecting broker/dealers and in negotiating commissions, the manager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or the manager.


   Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and (d) furnishing other products or services that assist the manager in fulfilling its investment-decision making responsibilities.


   Pursuant to the Management Agreement, the manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The management fee that the Fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently. During the fiscal year ended October 31, 2002, the Company directed the payment of $748,000 in brokerage commissions to brokers because of research services provided.



   To the extent consistent with the NASD Rules, and subject to seeking best execution and such other policies as the Trustees may determine, the manager may consider sales of shares of the Fund or other investment companies associated with Citigroup as a factor in the selection of firms to execute portfolio transactions for the Fund.



   The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Fund. In the opinion of the manager, the benefits from research services to the Fund and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.



   The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and other accounts that the manager may establish in the future. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the manager are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

   The following table summarizes for the Fund the total brokerage commissions paid.



                Fiscal Year Ended October 31
                ----------------------------
                2002................................ $2,148,439
                2001................................ $2,139,394
                2000................................ $4,394,666



   The Fund may from time to time place brokerage transactions with the Fund's distributor, Citigroup Global Markets, or through other brokers that may be considered affiliated persons of the manager or the distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.



   The Fund paid the following commissions to affiliated brokers during the periods shown:



                                                          Citigroup
                                                           Global
                                                           Markets
                                                          ---------
            Fiscal Year 2002 Commissions................. $ 48,378
            Fiscal Year 2001 Commissions................. $259,619
            Fiscal Year 2000 Commissions................. $ 35,310





   During the fiscal year ended October 31, 2002, 2.25% of the Fund's aggregate brokerage commissions (as discussed in the above two tables) were paid to Citigroup Global Markets, and 2.87% of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through Citigroup Global Markets.


                              PORTFOLIO TURNOVER


   For reporting purposes, the Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.



   For the fiscal years ended October 31, 2001 and 2002 the Fund had a portfolio turnover rate of 69% and 44%, respectively.




   Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).


   The manager manages a number of private investment accounts on a discretionary basis and it is not bound by the recommendations of the Citigroup Global Markets research department in managing the Fund.





                        ADDITIONAL PURCHASE INFORMATION



Timing of Purchase Orders



   Orders for the purchase of the Fund's Salomon Brothers shares received by selected dealers by the close of regular trading on the New York Stock Exchange (the "NYSE") (currently, 4:00 p.m. New York time) on any day that the Fund calculates its net asset value and either transmitted to Citigroup Global Markets by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to the Transfer Agent, through the facilities of the National Securities Clearing Corporation ("NSCC") by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. See "Buying Shares and Exchanging Shares" in the Prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Citigroup Global Markets or the Transfer Agent through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer.



   Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.



Salomon Brothers Class A Shares



   Volume Discounts. The schedule of sales charges on Salomon Brothers Class A shares described in the Prospectus relating to Salomon Brothers Class A shares applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Salomon Brothers Class A shares should call (800) 446-1013.



   Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Salomon Brothers Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Section 401 or 408 of the Code. The distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Salomon Brothers Class A shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Salomon Brothers Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A "qualified group" is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring Fund shares at a discount; and (c) satisfies uniform criteria which enables the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.

   Initial Sales Charge Waivers. In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Salomon Brothers Class A shares, investors who, authorized by and as a result of a direct relationship with the Fund's portfolio manager, purchase shares directly from the Fund, will also have the initial sales charge waived when purchasing Salomon Brothers Class A shares.



   Sales Charge Reallowance. Purchases of Salomon Brothers Class A shares of the Fund may be made at the net asset value per share of the Salomon Brothers Class A shares plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may, from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of the Fund's Salomon Brothers Class A shares. To the extent a purchase of Class A Shares is not subject to an initial sales charge, but is subject to a deferred sales charge, the distributor pays up to 1% of the purchase price of these sales to broker dealers.



   Right of Accumulation.  Reduced sales charges, in accordance with the schedule in the Prospectus relating to Salomon Brothers Class A shares, apply to any purchase of Salomon Brothers Class A shares if the aggregate investment in Class A shares of all Salomon Brothers funds and Salomon Brothers Class A shares of SB funds, excluding holdings in Class B and Class 2 shares and shares purchased or held in the Salomon Brothers Cash Management Fund and/or the Salomon Brothers New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.



   Letter of Intent. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Salomon Brothers Class A shares, investors may also establish a total investment goal in shares of the Fund to be achieved over a thirteen-month period and may purchase Salomon Brothers Class A shares during such period at the applicable reduced front end sales charge. All Salomon Brothers Class A shares (excluding Class A shares purchased or held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund) previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the Transfer Agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.



   Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.



   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Salomon Brothers Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the Transfer Agent within twenty days of notification or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the Fund, the Transfer Agent or eligible securities dealers.



                       ADDITIONAL REDEMPTION INFORMATION



   If the Board of Trustees of the Fund determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.



   Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.



   The Trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer).



                             SHAREHOLDER SERVICES



   Exchange Privilege. Shareholders may exchange all or part of their Salomon Brothers shares for shares of the same class of the Salomon Brothers funds or Salomon Brothers classes of the other SB funds, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.



   The exchange privilege enables shareholders of the Fund to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.



   Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.



   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.



   All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.



   The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges to that investor or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other Salomon Brothers funds and other SB funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor.

   During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.



   Automatic Withdrawal Plan. With respect to the Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of the Fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of the Fund. Withdrawal payments are made by PFPC, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, the Fund or PFPC upon written notice.



   The Automatic Withdrawal Plan will not be carried over on exchanges between funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new fund or class. For additional information, shareholders should call (800) 446-1013.



   Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to the Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Salomon Brothers Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Salomon Brothers Class B and Salomon Brothers Class 2 shares, if an investor redeems Salomon Brothers Class B or Salomon Brothers Class 2 shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Salomon Brothers Class B or Salomon Brothers Class 2 shares of the Fund within 60 days, the Salomon Brothers Class B or Salomon Brothers Class 2 shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.



   Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).



   Self Employed Retirement Plans. The Fund offers a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.



   Boston Safe Deposit and Trust Company ("Boston Safe") has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.



   For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from the Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

   Individual Retirement Accounts. The Fund offers a prototype individual retirement account ("IRA"), which has been approved as to form by the IRS. Contributions to an IRA made available by the Fund may be invested in shares of the Fund and/or certain other Salomon Brothers mutual funds.



   Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.



   Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.



   For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.



                                  DISTRIBUTOR



   Citigroup Global Markets (formerly known as Salomon Smith Barney Inc.), located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc., located at 3120 Breckinridge Blvd., Duluth, Georgia 30099, serve as the Fund's distributors on a best efforts basis pursuant to separate distribution agreements. PFS Distributors, Inc. is the distributor only on certain share classes of the Fund, none of which are offered through this Statement of Additional Information. The Fund offers its shares on a continuous basis.





   Rule 12b-1 promulgated under the 1940 Act (the "Rule") provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of the Fund has adopted services and distribution plans with respect to each class of shares (other than Salomon Brothers Class O and Salomon Brothers Class Y) of the Fund pursuant to the Rule (the "Plans"). The Board of Trustees of the Fund has determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.



Distribution Fees



   Each Salomon Brothers class described in this SAI (other than Salomon Brothers Class 0 and Salomon Brothers Class Y) of the Fund is authorized, pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class 2 Plan" as applicable and collectively, the "Plans") adopted pursuant to the Rule to pay Citigroup Global Markets an annual service fee with respect to the Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class 2 shares of the Fund at the rate of 0.25% of the value of the average daily net assets of the respective class.

   With respect to Salomon Brothers Class B and Salomon Brothers Class 2 shares of the Fund, Citigroup Global Markets is also paid an annual distribution fee at the rate of 0.75% of the value of the average daily net assets of the respective class.



   The service fees are used for servicing shareholder accounts, including payments by Citigroup Global Markets to selected securities dealers. The distribution fees are paid to Citigroup Global Markets to compensate for activities primarily intended to result in the sale of Salomon Brothers Class B and Salomon Brothers Class 2 shares.



   The expenses incurred in connection with these activities include: costs of printing and distributing the Fund's Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for Citigroup Global Markets' initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Fund's shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, Citigroup Global Markets may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in the Fund (a "trail fee") with respect to accounts that dealers continue to service.



   With respect to Salomon Brothers Class B shares, Citigroup Global Markets will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of 0.25% which will begin to accrue immediately after settlement. With respect to Salomon Brothers Class 2 Shares, Citigroup Global Markets will pay broker-dealers at the time of sale a commission of 2.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00% which will begin to accrue one year after settlement.



   Sales personnel of broker/dealers distributing the Fund's shares and any other persons entitled to receive compensation for selling or servicing the Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by Citigroup Global Markets and dealers in connection with the sale of shares will be paid, in the case of Salomon Brothers Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Salomon Brothers Class B and Salomon Brothers Class 2 shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Salomon Brothers Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Salomon Brothers Class B shares.



   The Plans provide that Citigroup Global Markets may make payments to assist in the distribution of the Fund's shares out of the other fees received by it or its affiliates from the Fund, its past profits or any other sources available to it. From time to time, Citigroup Global Markets may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Citigroup Global Markets under the Plans and payments by Citigroup Global Markets to selected securities dealers are payable without regard to actual expenses incurred.



   Citigroup Global Markets may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives, which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Fund. In addition, Citigroup Global Markets may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Fund during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the Fund's shares or the amount that the Fund will receive as proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by Citigroup Global Markets, any applicable Plan payments or Citigroup Global Markets' other resources. Other than Plan payments, the Fund does not bear distribution expenses.



   A quarterly report of the amounts expended with respect to the Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Fund's Board of Trustees for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of the Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Fund's Board of Trustees and by the Trustees who are neither "interested persons," as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to the Fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the voting power of the shares of the Fund or class, as the case may be.



   Salomon Brothers shares of the Fund are newly offered and, therefore, no amounts were paid under a Plan by the Salomon Brothers shares for the Fund's last fiscal year.


                       DETERMINATION OF NET ASSET VALUE


   The assets attributable to the shares of each class of the Fund reflect the value of separate interests in a single portfolio of securities. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class. The net asset value of the shares of the Fund is determined at 4:00 p.m., Eastern time (or at the close of the NYSE, if earlier) on each business day on which the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.



   The value of equity securities is computed by (i) valuing listed or unlisted securities for which market quotations are readily available at the prices reported by an independent pricing service, or as supplied by the NASDAQ National Market System or by broker-dealers, and (ii) valuing any securities for which market quotations are not readily available and any other assets using fair value procedures established by and under the supervision of the Board of Trustees. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sales price. Options on stocks, options on indices, futures contracts and options on futures contracts, which are traded on exchanges, are valued at their last sales or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices.



   The trading of securities on most foreign exchanges and over-the-counter-markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the Fund. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when the Fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Company.

   U.S. Government securities are traded in the over-the-counter market and valuations are based on quotations of one of more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis to the extent this approximates market value.

   When, in the judgment of a pricing service used by the Fund, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at such quoted bid prices (as obtained by the service from dealers in such securities). Other investments are carried at fair value as determined by the pricing service, based on methods which include consideration of: yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Any assets which are not valued by the pricing service would be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Company.




                               PERFORMANCE DATA



   From time to time the Fund may include its total return, average annual total return, yield and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for each class of shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from various industry and financial publications including: Barron's, Business Week, CDA Investment Technologies Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.



   The manager may waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimbursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.



Yield



   The Fund's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows: YIELD = 2[( [(a-b/(c x d))] + 1)/6/ -1], where



           a   =   dividends and interest earned during the period
           b   =   expenses accrued for the period (net of
                   reimbursement)
           c   =   the average daily number of shares outstanding
                   during the period that were entitled to receive
                   dividends
           d   =   the maximum offering price per share on the last
                   day of the period



   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.



   Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

   "Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(l+T)/n/ = ERV, where:

  P =   a hypothetical initial payment of $ 1,000
  T =   average annual total return
  n =   number of years
ERV =   Ending Redeemable Value of a Hypothetical $ 1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
        (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


   The average annual total return (computed in the manner described in the Prospectus) for the Fund's Smith Barney classes of shares is shown in the tables below. The Smith Barney shares are offered through a separate Prospectus and Statement of Additional Information. Because the Salomon Brothers classes of shares are newly offered, no performance information is available for these classes for the fiscal year ended October 31, 2002. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.





  Average Annual Total Return--Fiscal Year Ended October 31, 2002



                                                       Since   Inception
       Class of Shares       1-Year  5-Year  10-Year Inception   Date
       ---------------      ------   ------  ------- --------- ---------
       Smith Barney Class 1 (22.37)% (3.97)%  5.83%     6.83%   4/14/87
       Smith Barney Class A (19.54)% (3.51)%   N/A      2.28%   8/18/96
       Smith Barney Class B (20.45)% (3.45)%   N/A      2.28%   8/18/96
       Smith Barney Class L (17.51)%   N/A     N/A    (19.72)% 10/09/00
       Smith Barney Class O (16.72)%   N/A     N/A    (19.50)% 12/08/00
       Smith Barney Class P (19.86)%   N/A     N/A    (21.10)% 12/08/00
       Smith Barney Class Y (14.77)%   N/A     N/A    (18.64)% 12/08/00





   From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:


  Average Annual Total Return (After Taxes on Distributions)

P(1+T)/n/ = ATV\\D\\

   Where: P        =   a hypothetical initial payment of $1,000.
          T        =   average annual total return (after taxes on distributions)
          n        =   number of years
          ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

  Average Annual Total Return (After Taxes on Distributions and Redemption)

P(1+T)/n/ = ATV\\DR\\

   Where: P         =   a hypothetical initial payment of $1,000
          T         =   average total return (after taxes on distributions and redemption)
          n         =   number of years
          ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5-or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption


   The Fund may illustrate in advertising materials: (a) the use of a Payroll Deduction Plan as a convenient way for business owners to help their employees set up either IRA or voluntary mutual fund accounts; (b) retirement planning through employee contributions and/or salary reductions to show that employees may have the opportunity to save for retirement and reduce taxes by electing to defer a portion of their salary into a special mutual fund IRA account; and (c) that Uniform Gifts or Transfers to Minors Act accounts may be used as a vehicle for saving for a child's financial future, including statements to the effect that upon reaching the age of majority, such custodial accounts become the child's property.




                        DISTRIBUTIONS AND FEDERAL TAXES


   The Fund declares and pays dividends quarterly. The Fund makes capital gain distributions annually. The per share dividends on each class will differ depending on the differences in distribution and service fees, if any, applicable to the classes. All income dividends and capital gains distributions are reinvested in shares of the Fund at net asset value without a sales charge on the record date, except that any shareholder may otherwise instruct the shareholder service agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment.



   Taxation of Fund. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code by complying with certain requirements regarding the sources and distribution of its income and the diversification of its assets. So long as the Fund so qualifies, it will not be subject to federal income tax on amounts paid by it as dividends and distributions to shareholders in compliance with the Code's timing and other requirements. If the Fund were to fail to qualify as a regulated investment company under the Code, all of its income (without deduction for income dividends or capital gain distributions paid to shareholders) would be subject to tax at corporate rates. The Fund will be subject to a nondeductible, 4% federal excise tax if it fails to meet certain distribution requirements with respect to each calendar year, generally applicable to its ordinary (taxable) income for that year and the excess of its capital gains over its capital losses for the one-year period ended on October 31 of that year. The Fund intends generally to make distributions sufficient to avoid or minimize any liability for the excise tax. The Fund expects to be treated as a separate entity for purposes of determining its federal tax treatment.



   Dividends or other income (including, in some cases, capital gains) received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.


   Taxation of Shareholders. Dividends from net investment income and any excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions from net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long the shareholder has held Fund shares. Dividends and capital gain distributions may also be subject to state and local taxes. All dividends and distributions are taxable to the shareholder in the same manner whether or not reinvested in shares. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Fund. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.



   A portion of ordinary dividends paid by the Fund may qualify for the 70% dividends received deduction for corporations. Qualifying dividends include only dividends attributable to dividends the Fund receives from certain U.S. corporations with respect to stock for which the Fund satisfies applicable holding period requirements.



   The portion of the dividends received from the Fund which qualifies for the dividends-received deduction for corporations will be reduced to the extent that the Fund holds dividend-paying stock for 45 days or less (90 days or less for certain preferred stock). The Fund's holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which the Fund has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if the Fund diminishes its risk of loss by holding one or more positions in substantially similar or related property. The dividends-received deduction will be allowed only with respect to dividends on Fund shares for which a corporate shareholder satisfies the same holding period rules applicable to the Fund.


   Receipt of dividends that qualify for the dividends-received reduction may increase a corporate shareholder's liability, if any, for the alternative minimum tax. Such a shareholder should also consult its tax adviser regarding the possibility that its federal tax basis in its Fund shares may be reduced by the receipt of "extraordinary dividends" from the Fund and, to the extent such basis would be reduced below zero, current recognition of income would be required.


   For federal income tax purposes, dividends declared by the Fund in October, November or December as of a record date in such a month and which are actually paid in January of the following year will be treated as if they were paid on December 31 of the year in which they are declared. These dividends will be taxable to shareholders as if actually received on December 31 rather than in the year in which shareholders actually receive the dividends.


   All Fund distributions will reduce the net asset value of the Fund shares. Investors may therefore wish to avoid purchasing Fund shares shortly before an anticipated dividend or capital gain distribution in order to avoid being taxed on a distribution that is economically a return of a portion of the purchase price.


   Any sale, exchange or redemption of shares (including periodic withdrawals under the automatic cash withdrawal plan) generally represents a taxable event. Depending on the purchase price and sale price of the shares sold, exchanged or redeemed, there may be a gain or loss on the transaction. Gain or loss generally will be long-term capital gain or loss if the shares have been held for more than one year at the time of the sale, exchange or redemption, and otherwise generally will be short-term capital gain or loss. Any loss on the sale of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends paid on such shares.



   If shares of the Fund purchased subject to a sales charge are sold or exchanged within 90 days of acquisition, and shares of the same or another fund are acquired at a reduced (or no) sales charge because of the sales charge imposed on the prior purchase, then to the extent the sales charge on the subsequent shares is so reduced or waived, the sales charge incurred on the initial purchase may not be used to determine the basis in the shares disposed of for purposes of determining tax gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the disposition of the initial shares, it is includable in the basis of the subsequent shares acquired. Additionally, any loss realized on a redemption or exchange of Fund shares may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period beginning 30 days before and ending 30 days after such disposition, including pursuant to reinvestment of dividends in Fund shares.

   Taxation of Non-U.S. Persons. Dividends and certain other payments to shareholders who are neither citizens nor residents of the United States nor U.S. entities may be subject to a United States withholding tax at a rate of up to 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.


   Back-up Withholding. The Fund is required to withhold and remit to the United States Treasury a percentage of taxable dividends, redemption proceeds and certain other payments made to any shareholder (including a shareholder who is not a citizen or resident of the United States) who does not furnish the Fund with required information and certifications or who is otherwise subject to back-up withholding. This back-up withholding is not an additional tax and may be credited against a taxpayer's regular federal income tax liability. Back-up withholding will not be applied to payments that have been subject to the 30% withholdings tax on shareholders who are neither citizens nor residents of the United States.



   Special Tax Rules Affecting Investments. The Code includes special rules applicable to certain listed options (excluding equity options as defined in the Code), futures contracts, and options on futures contracts which the Fund may write, purchase or sell. Such options and contracts are generally classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof ("60/40 gain or loss"). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes ("marked-to-market"). Over-the-counter options, equity options, and certain other options or future contracts are not classified as Section 1256 contracts and are not subject to the mark-to-market rule or to 60/40 gain or loss treatment. Any gains or losses from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.


   Certain transactions in options, futures contracts, or options on futures contracts may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions are Section 1256 contracts is a "mixed straddle" under the Code if certain conditions are met.


   The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period and (iii) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term.


   The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code. No determination has been reached to make any of these elections.


   The effect of the tax rules described above with respect to options and futures contracts may be to change the amount, timing and character of the Fund's income, gains and losses and therefore of its distributions to shareholders.

   These rules also generally apply to options, futures and forward contracts relating to foreign currency, except that (1) options, futures and forward contracts on certain foreign currencies are not governed by Section 1256, (2) gains and losses on foreign currency forward contracts are generally treated as ordinary income and losses, and (3) gains and losses on the Fund's foreign currency options and futures contracts that are not governed by Section 1256, if any, are generally treated as ordinary income and loss.



   Additionally, under the Code gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are treated as ordinary income or loss.



   If the Fund purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund itself may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is distributed by the Fund to its shareholders in a manner that satisfies the distribution requirements referred to above. If the Fund is able and elects to treat a passive foreign investment company as a "qualified electing fund" ( a "QEF election"), in lieu of the treatment described above, the Fund will be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements described above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually received by the Fund. In the absence of a QEF election, the Fund generally should be able to make an alternative election to mark to market annually its investments in passive foreign investment companies, resulting in the recognition of ordinary income (rather than capital gain) or ordinary loss, subject to limitations on the ability to use any such loss.



   The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to passive foreign investment companies, partnerships or trusts in which the Fund invests or to certain options, futures, forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund's investments in issuers in such country or
(3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling portfolio securities at times that it might not otherwise be desirable to do so, thereby potentially generating additional taxable gain, or borrowing the necessary cash, thereby incurring interest expenses.


   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect, and no attempt is made to describe special tax rules that may be applicable to certain categories of shareholders, such as tax-exempt or tax-deferred entities or retirement plans, insurance companies, and financial institutions. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

                     ADDITIONAL INFORMATION ABOUT THE FUND


Transfer Agent





   PFPC Global Fund Services, P.O. Box 9764, Providence, RI 02940-9764, serves as the transfer agent and shareholder services agent of the Fund's Salomon Brothers classes of shares.



Custodian



   Securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110.



Counsel


   Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110.


Independent Auditors



   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Fund's independent auditors to examine and report on the Fund's financial statements and highlights for the fiscal year ending October 31, 2003.


Shareholder and Trustee Responsibility

   The Company is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Company contains an express disclaimer of shareholder liability for acts or obligations of the Company and provides for indemnification and reimbursement of expenses out of Company property for any shareholder held personally liable for the obligations of the Company. The Declaration of Trust of the Company also provides that the Company may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Company, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Company itself was unable to meet its obligations.

   The Company's Declaration of Trust further provides that obligations of the Company are not binding upon the Trustees individually but only upon the property of the Company and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Company protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

About the Company


   The Company was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts. As of December 31, 1997, the name of the Company was changed from the Common Sense Funds Trust to Concert Investment Series(R), and then to Smith Barney Investment Series on September 11, 2000. The Company is a diversified, open-end management investment company. The Fund is a series of the Company. Prior to May 9, 2003, the Fund was known as the Smith Barney Growth and Income Fund. Prior to September 11, 2000, the Fund was known as the Growth and Income Fund.

   The Company's Declaration of Trust permits the Company's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series, to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Company has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Company also reserves the right to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Company participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Company generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.


   The Company may involuntarily redeem shareholders' shares at any time for any reason the Trustees of the Company deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of the Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine pursuant to adopted procedures that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund.



   The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.



   Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Company do not have cumulative voting rights. The Company is not required to hold and has no present intention of holding annual meetings of shareholders, but the Company will hold special meetings of the Fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Company's Declaration of Trust.


   The Company's Declaration of Trust provides that, at any meeting of shareholders of the Company or of any series of the Company, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

   The Company, or any series or class of the Company, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Company (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Company (or of the affected series or class) voting as a single class. The Company or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Company may be terminated at any time by a vote of a majority of the voting power of the Company or by the Trustees by written notice to the shareholders. Any series of the Company, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Company will continue indefinitely.


   The Company's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.



   The Company's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.




                             FINANCIAL STATEMENTS

   Semi-annual statements are furnished to shareholders and annually such statements are audited by the independent accountants. The Company's Annual Report for the fiscal year ended October 31, 2002, is incorporated herein by reference in its entirety.

                                  APPENDIX A

                 RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody's Investors Service, Inc.

   Aaa--Bonds and preferred stock that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds and preferred stock that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in "Aaa" securities.

   A--Bonds and preferred stock that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds and preferred stock that are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds and preferred stock that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds and preferred stock that are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds and preferred stock that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds and preferred stock that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds and preferred stock that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Standard & Poor's

   AAA--An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest Issuer Credit Rating assigned by Standard & Poor's.

   AA--An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

   A--An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

   BBB--An obligor rated "BBB" has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

   BB, B, CCC, and CC--Obligors rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   Plus (+) or minus (-)--The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   N.R.--An issuer designated "N.R." is not rated.

Fitch Ratings

   AAA--Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA--Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A--High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   BBB--Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   BB--Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

   B--Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

   CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                           COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

   Issuers (or supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers (or supporting institutions) rated "Prime-2" have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

   A-1--An obligor rated "A-1" has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus (+) sign. This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

   A-2--An obligor rated "A-2" has satisfactory capacity to meets its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

   A-3--An obligor rated "A-3" has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

   B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   C--A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

   N.R.--An issuer designated N.R. is not rated.

Fitch Ratings

   Fitch's short-term ratings have a time horizon of less then 12 months for the most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

   Fitch's short-term ratings are as follows:

   F1--Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   F2--Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3--Fair credit quality. The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                            Part C. Other Information

Item 23.      Exhibits.

        ++    (a)(1)  Form of Amended and Restated Declaration of Trust
                      dated March 1, 2002.
        +++++ (a)(2)  Form of Certificate of Amendment to the Amended and
                      Restated Declaration of Trust.
        ++    (b)     Amended and Restated By-Laws dated March 1, 2002.
        ***   (c)(1)  Specimen copy of certificate for Share of Beneficial
                      Interest in Common Sense Trust for Class A shares.
        ***   (c)(2)  Specimen copy of certificate for Share of Beneficial
                      Interest in Common Sense Trust for Class B shares.
        ***   (c)(3)  Specimen copy of certificate for Share of Beneficial
                      Interest in Common Sense Trust for Class 1 shares.
        ++    (d)(1)  Form of Management Agreement with Smith Barney
                      Fund Management LLC.
        ++++  (d)(2)  Form of Subadvisory Agreement with Citigroup Asset
                      Management Ltd.
        +     (e)(1)  Form of Distribution Agreements with Citigroup Global
                      Markets Inc. (formerly known as Salomon Smith Barney Inc.)
                      and PFS Distributors, Inc., dated June 5, 2000.
        ***** (e)(2)  Form of Dealer Agreement.
        ***** (f)(1)  Trustee Retirement Plan.
        +++   (f)(2)  Trustee Retirement Plan, dated June 30, 2002.
        ++    (g)     Form of Master Custodian Agreement.
        ++++  (h)(1)  Form of Transfer Agency and Services Agreement.
        ++++  (h)(2)  Form of Sub-Transfer Agency and Services Agreement.
              (i)     Previously filed.
              (j)     Consent of Independent Auditors.
              (k)     Not applicable.
        *     (l)(1)  Investment Letter for Common Sense Funds.
        **    (l)(2)  Investment Letter for Common Sense II Funds dated
                      May 2, 1994.
        ++    (m)(1)  Form of Smith Barney Class A Service Plan.
        ++    (m)(2)  Form of Smith Barney Class B Service Plan.
        ++    (m)(3)  Form of Smith Barney Class L Service Plan.
        ++    (m)(4)  Form of Smith Barney Class O Service Plan.
        ++    (m)(5)  Form of Smith Barney Class P Service Plan.
              (m)(6)  Form of Salomon Brothers Class A Service Plan.
              (m)(7)  Form of Salomon Brothers Class B Service Plan.
              (m)(8)  Form of Salomon Brothers Class 2 Service Plan.
        ****  (n)     Rule 18f-3 Plan.
        +     (p)     Code of Ethics.
        +++   (q)     Powers of Attorney for the Registrant.

------------------------------

          * Incorporated herein by reference to Exhibit 13 filed with Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on March 31, 1987.

** Incorporated herein by reference to Exhibit 13.2 filed with Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 28, 1994.


*** Incorporated herein by reference to Exhibit 13.3 filed with Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on March 21, 1996.

**** Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 28, 1997.

***** Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 26, 1999.

+ Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 11, 2000.

++ Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 27, 2002.

+++ Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 13, 2002.

++++ Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 28, 2003.

+++++ Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on May 15, 2003.


Item 24.    Persons Controlled by or under Common Control with Registrant.

            None

Item 25.    Indemnification.


         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference herein; (b) Section 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc., incorporated by reference herein; (c) Section 4 of the Distribution Agreement between the Registrant and PFS Distributors, Inc., incorporated by reference herein; and (d) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


Item 26.      Business and Other Connections of the Investment Adviser.


         Investment Adviser - Smith Barney Fund Management LLC, formerly known as SSB Citi Fund Management LLC ("SBFM").


         SBFM, through its predecessors, has been in the investment counseling business since 1934 and was incorporated in December 1968 under the laws of the State of Delaware. SBFM is an indirect wholly owned subsidiary of Citigroup Inc. SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

         The list required by this Item 26 of the officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to the currently effective Form ADV of SBFM (SEC File No. 801-8314).

         Citigroup Asset Management Ltd. ("Citigroup Asset Management") is an investment adviser incorporated under the laws of England and Wales. Citigroup Asset Management is an indirect wholly owned subsidiary of Citigroup Inc. Citigroup Asset Management is registered as an investment adviser under the Advisers Act.


         The list required by this Item 26 of the officers and directors of Citigroup Asset Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to the currently effective Form ADV of Citigroup Asset Management (SEC File No. 801-57655).

Item 27.      Principal Underwriters.



            (a) Citigroup Global Markets Inc., the Registrant's distributor, is the distributor for CitiFunds Trust III, CitiFunds Premium Trust, and CitiFunds Institutional Trust. Citigroup Global Markets Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

     Citigroup Global Markets Inc. is also the distributor for the following funds: Salomon Funds Trust, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Trust II, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Real Estate Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.


     PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Greenwich Street Series Funds, Smith Barney Trust II, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds Inc., Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Trust, Smith Barney Investment Funds Inc., Smith Barney Managed Municipals Fund Inc., and Smith Barney Money Funds, Inc.


     (b) The information required by this Item 27 with respect to each director, officer and partner of Citigroup Global Markets is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).


     The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form

BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

   (c) Not applicable.

Item 28.    Location of Accounts and Records.

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME                                              ADDRESS


Citigroup Global Markets Inc.                     388 Greenwich Street
(distributor)                                     New York, NY 10013


PFS Distributors, Inc.                            3120 Breckinridge Boulevard
(distributor)                                     Duluth, Georgia 30099

State Street Bank and Trust Company               225 Franklin Street
(custodian and fund accounting agent)             Boston, MA 02110

Citicorp Trust Bank, fsb                          125 Broad Street
(transfer agent)                                  New York, NY 10004

Smith Barney Fund Management LLC                  399 Park Avenue
(manager)                                         New York, NY 10022

PFPC Global Fund Services                         P.O. Box 9764
(sub-transfer agent)                              Providence, RI 02940-9764

Primerica Shareholder Services                    P.O. Box 9662
(sub-transfer agent)                              Providence, RI 02940-9662


Item 29. Management Services.

   Not applicable.


Item 30. Undertakings.

   Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY INVESTMENT SERIES, certifies that it meets all requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 19th day of May, 2003.




                                                 SMITH BARNEY INVESTMENT SERIES



                                                By: /s/ Thomas C. Mandia
                                                    --------------------
                                                    Thomas C. Mandia
                                                    Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on May 19, 2003.


Signature:                              Title:


/s/ R. Jay Gerken*                      Chairman of the Board and
-----------------                       President
   R. Jay Gerken

/s/ Richard Peteka*                     Treasurer
------------------
  Richard Peteka


/s/ Elliott J. Berv*                    Trustee
--------------------
   Elliott J. Berv

/s/ Donald M. Carlton*                  Trustee
----------------------
   Donald M. Carlton

/s/ A. Benton Cocanougher*              Trustee
--------------------------
 A. Benton Cocanougher

/s/ Mark T. Finn*                       Trustee
-----------------
   Mark T. Finn

/s/ Stephen Randolph Gross*             Trustee
---------------------------
 Stephen Randolph Gross

/s/ Diana R. Harrington*                Trustee
------------------------
   Diana R. Harrington

/s/ Susan B. Kerley*                 Trustee
--------------------
  Susan B. Kerley

/s/ Alan G. Merten*                  Trustee
-------------------
   Alan G. Merten

/s/ C. Oscar Morong, Jr.*            Trustee
-------------------------
  C. Oscar Morong, Jr.

/s/ R. Richardson Pettit*            Trustee
-------------------------
  R. Richardson Pettit

/s/ Walter E. Robb, III*             Trustee
------------------------
  Walter E. Robb, III


*By: /s/ Thomas C. Mandia
    -------------------------------
          Thomas C. Mandia
          Executed by Thomas C. Mandia on
          Behalf of those indicated
          Pursuant to power of attorney
          Dated November 4, 2002.

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------


   (j)           Consent of Independent Auditors.
(m)(6)           Form of Salomon Brothers Class A Service Plan.
(m)(7)           Form of Salomon Brothers Class B Service Plan.
(m)(8)           Form of Salomon Brothers Class 2 Service Plan.